Investor Presentation July 31, 2024 EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 2 Forward-Looking Statements Except for historical information contained herein, the statements and information in this presentation, including the oral statements made in connection herewith, are forward- looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words “may,” “confident,” “could,” “plan,” “project,” “budget,” “design,” “predict,” “pursue,” “target,” “seek,” “objective,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “will,” “should” and other expressions that are predictions of, or indicate, future events and trends or that do not relate to historical matters generally identify forward-looking statements. Our forward-looking statements include, among other matters, statements about the supply of and demand for hydrocarbons, industry trends and activity, our business strategy, projected financial results and future financial performance, expected fleet utilization, sustainability efforts, the future performance of newly improved technology, expected capital expenditures, the impact of such expenditures on our performance and capital programs, our fleet conversion strategy and our share repurchase program. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. We believe that we have chosen these assumptions or bases in good faith and that they are reasonable. Although forward-looking statements reflect our good faith beliefs at the time they are made, forward-looking statements are subject to a number of risks and uncertainties that may cause actual events and results to differ materially from the forward-looking statements. Such risks and uncertainties include the volatility of oil prices, the global macroeconomic uncertainty related to the conflict in the Israel-Gaza region and continued hostilities in the Middle East, including rising tensions with Iran, and the Russia- Ukraine war, general economic conditions, including impact of continued inflation, central bank policy actions, bank failures and the risk of a global recession and other factors described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, particularly the “Risk Factors” sections of such filings, and other filings with the Securities and Exchange Commission (the “SEC”). In addition, we may be subject to currently unforeseen risks that may have a materially adverse impact on us. Accordingly, no assurances can be given that the actual events and results will not be materially different from the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements and are urged to carefully review and consider the various disclosures made in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings made with the SEC from time to time that disclose risks and uncertainties that may affect our business. The forward-looking statements in this presentation are made as of the date of this presentation. We do not undertake, and expressly disclaim, any duty to publicly update these statements, whether as a result of new information, new developments, or otherwise, except to the extent that disclosure is required by law. This presentation contains certain measures that are not determined in accordance with GAAP. For a definition of these measures and a reconciliation to the most directly comparable GAAP measure on a historical basis, please see the reconciliations on slide 3. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 3 This presentation references "Adjusted EBITDA," "Free Cash Flow" and "Free Cash Flow adjusted for Acquisition Consideration," which are not financial measures presented in accordance with GAAP. We define EBITDA as net income (loss) plus (i) interest expense, (ii) income tax expense (benefit), and (iii) depreciation and amortization. We define Adjusted EBITDA as EBITDA plus (i) loss (gain) on disposal of assets, (ii) stock-based compensation, (iii) other expense (income), (iv) other unusual or nonrecurring (income) expenses such as costs related to asset acquisitions, insurance recoveries, one-time professional fees and legal settlements and (v) retention bonus and severance expense. We define Free Cash Flow as net cash provided by operating activities less net cash used in investing activities. We define Free Cash Flow adjusted for Acquisition Consideration as Free Cash Flow excluding net cash paid as consideration for business acquisitions. We believe the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition and results of operations. Net income (loss) is the GAAP measure most directly comparable to Adjusted EBITDA, and net cash from operating activities is the GAAP measure most directly comparable to Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA, Free Cash Flow, or Free Cash Flow adjusted for Acquisition Consideration in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA, Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Non-GAAP Reconciliations Three Months Ended (in thousands) June 30, 2024 March 31, 2024 Net (loss) income $(3,660) $19,930 Depreciation and amortization 57,522 52,206 Interest expense 1,965 2,029 Income tax expense 3,565 9,758 Loss on disposal of assets 3,277 6,458 Stock-based compensation 4,618 3,742 Other income, net (2,403) (1,405) Other general and administrative expenses, net 1,113 59 Retention bonus and severance expense 65 618 Adjusted EBITDA $66,062 $93,395 Three Months Ended Six Months Ended (in thousands) June 30, 2024 March 31, 2024 June 30,2024 June 30,2023 Net Cash provided by Operating Activities $104,941 $74,822 $179,763 $187,014 Net Cash used in Investing Activities (57,076) (33,847) (90,923) (221,731) Free Cash Flow $47,865 $40,975 $88,840 $(34,717) Acquisition Consideration 21,038 -- 21,038 -- Free Cash Flow adjusted for Acquisition Consideration $68,903 $40,975 $109,878 $(34,717) EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 4© 2024 ProPetro Holding Corp. All Rights Reserved. 4 (1) Exclusive of operating and finance leases. Increasing free cash flows from reduced capex and targeted M&A Over $1 billion invested with a refreshed asset base, new technology, and diversified service offering Discounted valuation multiple relative to peers with no net debt (1) Pure play exposure in the world’s leading basin for hydrocarbon production Superior field performance for blue-chip E&P customers FORCESM electric hydraulic fracturing fleets with four fleets under contract ProPetro’s Investment Thesis EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 5 CCC Company Snapshot Premium oilfield services leader in the Permian Basin providing complementary completions services in Hydraulic Fracturing, Cementing, and Wireline to leading upstream oil and gas producers 5 NYSE PUMP 2Q24 Revenue $357 million 2Q24 Adjusted EBITDA (1) $66 million 2Q24 Free Cash Flow (1) $48 million Headquartered in Midland, Texas (1) Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliations” slide. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 66 Premium Completions Services 2024e REVENUE MIX BY SERVICE LINE Hydraulic Fracturing Cementing Wireline NOTE: “e” indicates management estimate. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 7 Recent Highlights & Our Strategy 7 ✓ Free Cash Flow adjusted for Acquisition Consideration for the quarter increased 68% sequentially to $69 million and is $110 million year-to-date ✓ Repurchased and retired 2.5 million shares during the quarter and 11.3 million shares or 10% of shares outstanding since May 2023 ✓ Completed AquaPropSM wet sand solutions acquisition in May 2024 ✓ Four FORCESM electric frac fleets are now under contract with three FORCESM fleets operating currently ✓ Placed an order for our fifth FORCESM electric frac fleet to be delivered and deployed in 2024 ✓ Investments made in 2021-2023 are expected to drive significant returns beginning in 2024 ✓ Strong liquidity with no net debt (1) and no debt maturities until 2028 Fleet transition Opportunistic strategic transactions Optimize and industrialize Strong financial foundation Innovative technologies Generate more durable earnings and increase free cash flow (1) Exclusive of operating and finance leases. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 8 (in millions except %’s and per share data) TOTAL REVENUE NET INCOME (LOSS) EARNINGS PER SHARE(1) ADJUSTED EBITDA(2)(3) CASH FLOW FROM OPERATIONS FREE CASH FLOW(2) TOTAL LIQUIDITY(4) 2Q24 $357 $(4) -$0.03 $66 $105 $48 $145 1Q24 $406 $20 $0.18 $93 $75 $41 $202 -12% -$24 -$0.21 -29% +$30 +$7 -$57 Consistently strong cash flows from operations 2Q24 FCF inclusive of $21 million of acquisition consideration for AquaPropSM ~$97 million worth of shares repurchased since May ’23 (11.3 million shares retired or 10% of shares outstanding) A Strategy Yielding Results While customer delays, pricing pressures - particularly on our Tier II diesel assets - and unfavorable weather impacted quarterly financial results, the Company delivered increasing free cash flow that benefited from low capital expenditures and a favorable working capital position. Financial Highlights: Cash Flows Gaining Momentum (1) Earnings per share metrics are calculated using a fully diluted share count of 109 million and 106 million for 1Q24 and 2Q24, respectively. (2) Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see the reconciliations on the “Non-GAAP Reconciliation” slide. (3) Inclusive of operating lease expense related to FORCESM fleets of $9 million and $12 million for 1Q24 and 2Q24, respectively. (4) Inclusive of cash and available capacity (availability) under our revolving credit facility as of the period end. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 9 $(50) $- $50 $100 $150 $200 Full Year 2022 Full Year 2023 Year-to-Date June 30, 2024 (i n m il li o n s ) Free Cash Flow Free Cash Flow adjusted for Acquisition Consideration Free Cash Flow and Recent Acquisitions Completed NOTE: Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration are non-GAAP financial measures; see the reconciliation to Free Cash Flow and Free Cash Flow adjusted for Acquisition Consideration on the “Non- GAAP Reconciliation” slide. A Paradigm Shift in Free Cash Flow Performance Share Repurchases $45 AquaPropSM acquisition $21 Completed acquisitions during these years EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 1010 Investing in Our Future OVER $1 BILLION INVESTED SINCE 2022 2022 Capex $365 2022, 2023, & 2024 Acquisitions $209 2023 Capex $310 2023 Leased Electric Fleets $180 • Transformation of our frac fleet to Next-Generation Tier IV DGB dual- fuel and FORCESM electric to create the youngest and most desirable fleet in the industry • Acquired high EBITDA to free cash flow conversion businesses (in millions) NOTE: Capex represents actual incurred; acquisitions include Silvertip in 2022, Par Five in 2023, and AquaPropSM in 2024; 2023 Leased Electric Fleets represents management estimate of equipment cost for FORCESM fleets one through four. 10 EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 11 • Tier IV DGB dual-fuel fleets that use natural gas • FORCESM electric-powered frac fleets with four fleets now under contract • Lower capital intensity with higher operating efficiency • Customers are willing to pay a premium for fuel savings and lower emissions Our New Next-Generation Fleet Transformation – Dual-Fuel and FORCESM Electric • One of the youngest and most desirable fleets in the industry with Tier IV DGB dual-fuel and electric technology • Using natural gas can result in annualized savings of $10 million to $20+ million due to the diesel/natural gas cost differences • Our fleets represent residual natural gas takeaway capacity for our customers TRANSFORMATION OF OUR FLEET DUAL-FUEL AND ELECTRIC FLEETS 0 2 4 6 8 10 12 14 16 18 2021 2022 2023 2024e Fleet Configuration Tier II Diesel Tier IV Dual-Fuel --- Electric > 2.5 Years < 2.5 Years Fleet Age (1H24) 11 NOTE: “e” indicates management estimate. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 12 ✓ Consuming natural gas vs. diesel to reduce costs and lower emissions for customers ✓ Fleets utilizing Compressed Natural Gas (CNG) are delivering 60-70% natural gas substitution rates ✓ Seven Tier IV DGB Dual-Fuel fleets Tier IV DGB Dual-Fuel Fleet Performance 0% 20% 40% 60% 80% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Tier IV DGB Natural Gas Substitution Rates (1) (1) Represents the substitution rate of gallons of diesel displaced in the ProPetro fleet. Calculated as (natural gas consumption * 7.8) / (diesel displaced + diesel consumed). EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 13 ✓ Three FORCESM fleets operating with a fourth to be deployed by September 2024 ✓ Ordered a fifth FORCESM fleet to be deployed in 2024 ✓ High equipment reliability, proven performance, and lower capital intensity ✓ Power source agnostic – powered by natural gas generators or electric grid power ✓ Lower emissions, quiet operations, and smaller operational footprint ✓ Significant fuel savings and ~100% diesel displacement ✓ Contracts supporting deployments of each fleet FORCESM Electric-powered Hydraulic Fracturing Fleet Update EXHIBIT 99.2

EXHIBIT 99.2

Recent Acquisitions and Strategic Rationale

SILVERTIP COMPLETION SERVICES

Wireline business acquired in 2022

PAR FIVE ENERGY SERVICES LLC

Cementing business acquired in 2023

AQUA PROP

Wet Sand Solutions business acquired in 2024

- **Highly complementary completions service offerings**
- **Substantial free cash flow generation with ~80%+ EBITDA-to-Cash Flow Conversion Rate[(1)]**
- **Reduces future capital spending burden**
- **Complementary cultures, operating philosophy, and geographic focus**
- **Horizontal integration and service diversification**

(1) Management forecast. Such data is illustrative and should not be relied upon as an indication of future financial performance or the operating results.

PROPETRO
© 2024 ProPetro Holding Corp. All Rights Reserved.
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© 2024 ProPetro Holding Corp. All Rights Reserved. 15 Our Integrated Completions Service Offering In an industrialized operating environment, ProPetro is now advantaged with our acquired accretive services that enhance commercial leverage and operational efficiencies. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 1616 Capital Returns: Conviction in Our Strategy 16 $200 MILLION SHARE REPURCHASE PROGRAM Repurchased $97 Remaining $103 $- $50 $100 $150 $200 (in millions) • Increased plan by $100 million on April 24, 2024, and extended plan to May 2025 (1) • Repurchase highlights: - Retired 11.3 million shares or 10% of shares outstanding since inception through June 30, 2024 - Purchased at an average cost per share of $8.61 since inception - Repurchased and retired 100% of the number of shares issued in the Silvertip acquisition at a discount with continued strong FCF generation (1) Share repurchases will be dependent on working capital requirements, liquidity, market conditions, share price, and other factors. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 17 0.0 x 2.0 x 4.0 x 6.0 x 8.0 x 10.0 x 12.0 x 14.0 x ENTERPRISE VALUE TO 2024E EBITDA Oilfield Services Valuation: Return Metrics Compared ProPetro as well as our direct peers in the pressure pumping space continue to be valued at a discount relative to other oilfield service companies. Source: Bloomberg as of July 30, 2024. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 18 0% 100% 200% 300% 2014 2016 2018 2020 2022 2024 In d ic e s P ri c e N o rm a li ze d OIH Index IXI Index Transforming to an Industrialized Model: Valuation Indices Comparison ✓ Improved capital discipline and industry consolidation ✓ Increasing deployment of industrial technologies and processes and emerging contracting environment ✓ Greater / improved focus on cash flow generation (FCFPS) ✓ Capacity constrained / attrition ✓ Low-growth / sustainable operating model × Excess and undisciplined capital availability and resulting overbuild × History of capital destruction under obsolete EBITDA growth model × Bias against hydrocarbons × Amplitude of industry cycles × Resulting flight of capital and investors Dislocation of OFS Stocks Reason for Multiple Rerate for OFS Stocks NOTE: OIH is the VanEck Oil Services ETF; IXI is the Industrial Select Sector Index. FCFPS is defined as free cash flow per share. OFS is a reference to Oil Field Services. Bloomberg as of July 30, 2024 OIL SERVICES INDEX (OIH) VS. INDUSTRIAL SECTOR INDEX (IXI) An industrialized model deserves a valuation rerate. EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 19 Booming global economy Higher relative refining capacity Limited shareholder and corporate pressure for Environmental and other ESG- related causes Robust capital markets and associated capital access Industry Evolving for a Sustainable Future CURRENT INDUSTRY DYNAMICS Oil supply is expected to remain suppressed due to insufficient capital spending, ongoing geo-political conflicts, and OPEC+ remaining disciplined. Energy demand has largely rebounded from pandemic-related impacts, although not fully in certain areas of the globe (e.g., China). Strong balance sheets and capital discipline are the new normal for oil and gas production and service companies. Capital markets largely avoid oil and gas as private equity groups are chasing “transition energy” and debt markets are effectively closed. The hydrocarbon industry is here to stay even though the use of alternative energy is increasing, hydrocarbons have proven their critical value to global prosperity and energy security. ProPetro is well-positioned to take advantage of the long-term industry dynamics through improved fundamentals, access to the attractive Permian Basin, consistent execution, and capital discipline. PRE-COVID PANDEMIC INDUSTRY DYNAMICS EXHIBIT 99.2

EXHIBIT 99.2

Permian Basin: The Land of Reliable Energy

LEADS THE WORLD IN OIL AND NATURAL GAS PRODUCTION

- The Permian is one of the most prolific areas for hydrocarbon production globally and is renowned for its vast reserves of oil and natural gas, as well as its high level of activity and production efficiency.
- We are strategically located in and levered to the Permian Basin with ~98% of our revenue coming from this region, providing a more sustainable and resilient demand for our services.

U.S. CRUDE OIL PRODUCTION FORECAST (MB/D)


Permian
Williston
Eagle Ford
DJ
GoM
Others
Alaska
8
7
6
5
4
3
2
1
0
19
20
21
22
23
24
25

Source: Energy Aspects, May 2024.


PERMIAN BASIN
Midland, Texas
Corporate Headquarters and primary operating facilities

~86,000 square miles

NOTE: Additional service centers are located in New Mexico and Utah.

PROPETRO
© 2024 ProPetro Holding Corp. All Rights Reserved.
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© 2024 ProPetro Holding Corp. All Rights Reserved. 21 Customer focused; Team driven Dedicated and efficient customer base harnessing the potential of the resource-rich Permian Basin Transitioning to a young, efficient, more capital-light fleet powered by natural gas and electricity Relied upon by premier customers with proven results year- after-year Disciplined capital allocation and asset deployment strategy Reducing emissions and investing in longer-lived assets Diversified customer base including the largest Permian operators Who We Are and Where We Are Going EXHIBIT 99.2

© 2024 ProPetro Holding Corp. All Rights Reserved. 22© 2024 ProPetro Holding Corp. All Rights Reserved. 22 Proven Success in the Most Challenging Environment: Unrivaled Premium Completions Services COMPLETION-RELATED SERVICES Consistent with ProPetro’s Hydraulic Fracturing, Cementing, and Wireline services HYDRAULIC FRACTURING ProPetro’s premier service line delivering industry-leading performance SPECIAL APPLICATIONS Customized treatments and complex jobs for customers that put their trust in ProPetro for reliable completions services Source: EnergyPoint Research Inc. https://www.propetroservices.com/our-services EXHIBIT 99.2

EXHIBIT 99.2

Commitment to Our People, Our Community, and Our Environment


ENVIRONMENTAL


SAFETY


SILVERTIP
PEOPLE

OPTIMIZED OPERATIONS AND FLEET TRANSITION

Innovation

- Strategic investments in dual-fuel and electric-powered fleets, remote engineering operations, logistics, and maintenance systems

Get the job done efficiently

- Minimizing idle time, spills, and avoiding duplicative work

Optimizing fuel consumption

- Integrating cleaner-burning natural gas
- Investing in Tier IV DGB dual-fuel and our **FORCE**SM electric-powered equipment to displace diesel

COMMITTED TO AN ACCIDENT-FREE WORKPLACE

- Strong training and development culture
- Dedicated heavy haul driving team to reduce hazards on the roads in our community
- Recognized with safety awards and leadership in the Permian Basin

Check out our latest **ProPetro ProEnergy ProPeople Sustainability Report** on our website

FOCUSED ON OUR TEAM

- Education and tuition reimbursement to engage and advance our employees
- ProPetro employees created the Positive United Morale Partners (the P.U.M.P. Committee) to drive community engagement for those in need


PROPETRO
PROENERGY | PROPEOPLE

PROPETRO
© 2024 ProPetro Holding Corp. All Rights Reserved.
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© 2024 ProPetro Holding Corp. All Rights Reserved. 24 Capital Allocation Framework: Strategy Meets Opportunity OPTIMIZE OPERATIONS Enhancing operational efficiency by focusing resources on the most relevant technologies, tools, and best practices FLEET TRANSITION With an industrializing sector, transitioning our fleet to natural gas-burning and electric offerings, which command higher demand and relative pricing DISCIPLINED GROWTH Prudently assessing value-enhancing investment opportunities to make ProPetro stronger — including opportunities to enhance scale, expand margins, and accelerate free cash flow Designed to improve free cash flow and value-distribution… …while maintaining a strong balance sheet. EXHIBIT 99.2

EXHIBIT 99.2

Our Leadership: Committed to Shareholder Value Creation

Company Management



SAM SLEDGE
Chief Executive Officer & Director



ADAM MUÑOZ
President and Chief Operating Officer



DAVID SCHORLEMER
Chief Financial Officer



SHELBY FIETZ
Chief Commercial Officer



CELINA DAVILA
Chief Accounting Officer



JODY MITCHELL
General Counsel

Board of Directors



PHILLIP A. GOBE
Chairman of the Board



ANTHONY BEST
Lead Independent Director, Audit Committee Chair



MICHELE VION
Independent Director, Compensation Committee Chair



JACK B. MOORE
Independent Director, Nominating & Corporate Governance Committee Chair



G. LARRY LAWRENCE
Independent Director



SPENCER D. ARMOUR III
Independent Director



MARY RICCIARDELLO
Independent Director



MARK BERG
Independent Director



ALEX VOLKOV
Director

PROPETRO®
© 2024 ProPetro Holding Corp. All Rights Reserved.
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© 2024 ProPetro Holding Corp. All Rights Reserved. 26 Investor Contacts INVESTOR RELATIONS DAVID SCHORLEMER Chief Financial Officer david.schorlemer@propetroservices.com 432.277.0864 MATT AUGUSTINE Director, Corporate Development and Investor Relations matt.augustine@propetroservices.com 432.219.7620 CORPORATE HEADQUARTERS 303 W Wall St., Suite 102 Midland, TX 79701 432.688.0012 www.propetroservices.com EXHIBIT 99.2